Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

Alki Consolidated Income ETF (IINC)

listed on NYSE Arca, Inc.

(the “Fund”)

July 13, 2026

Supplement to the Summary Prospectus

dated June 22, 2026, and

Prospectus and Statement of Additional Information (“SAI”)

each dated June 16, 2026

Effective immediately, all references to the Fund’s website address in the Summary Prospectus, Prospectus and SAI are changed to: www.iinc-etf.com.

Also, effective immediately, the second paragraph in the section titled “Annual/Semi-Annual Reports” on the back cover page of the Prospectus, is deleted and replaced with the following:

You can obtain free copies of these documents, when available, request other information or make general inquiries about the Fund by contacting the Fund at the Alki Consolidated Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (888) 999-6149.

Please retain this Supplement for future reference.